WELLS FARGO BANK, N.A.
PO BOX 63020
SAI~ FRANCISCO, CA 94163
                                                                     Page 1 of 1

                                                     Account Numnber:513-0002180
                                                   Statement Start Date:04/01/02
                                                     Statement End Date:04/30/02

JORR CORPORATION
SELF-FUNDED HEALTH INSURANCE PROGRAM
45000 HIGHWAY 93 SOUTH
RONAN MT 59864

For Customer Assistance: Call your Customer Service Officer or client services 1-800-AT WELLS (289-3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number                Beginning Balance                Ending Balance

WellsOne Account
513-0002180                          0.00                           0.00


Daily Ledger Balance Summary
Date                       Balance      Date                          Balance
Mar 31                        0.00

        Average Daily Ledger Balance    0.00


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